UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2009

infoGROUP Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-19598	47-0751545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 593-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
On May 4, 2009, infoGROUP Inc. (“infoGROUP”) issued a press release announcing its earnings for the three months ended March 31, 2009. On May 5, 2009, infoGROUP held its first quarter conference call. Copies of the earnings release and the transcript of the conference call are furnished with this report as Exhibit 99.1 and Exhibit 99.2, respectively.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished pursuant to Item 2.02:

Exhibit No.	Description

99.1	Earnings Release of infoGROUP dated May 4, 2009

99.2	Transcript of a conference call held by infoGROUP on May 5, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoGROUP Inc.

By:	/s/ Thomas J. McCusker

Thomas J. McCusker Secretary and Executive Vice President for Business Conduct and General Counsel
Date: May 5, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release of infoGROUP dated May 4, 2009

99.2	Transcript of a conference call held by infoGROUP on May 5, 2009